Dreyfus
    U.S. Treasury
    Intermediate Term Fund

    SEMIANNUAL REPORT June 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus U.S. Treasury
                                                         Intermediate Term Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus U.S. Treasury Intermediate Term Fund, covering the six-month period from January 1, 2002 through June 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Gerald E. Thunelius.

The economy began to recover during the first half of 2002, signaling an end to the U.S. economic recession. As the economy has gained strength, however, bond prices have generally fluctuated widely. Prices of bonds that are more sensitive to interest-rate changes, such as U.S. government securities, first fell and then rallied as investors changed their expectations of the timing of eventual interest-rate hikes. The war on terror, instability in the Middle East and South Asia, and new disclosures of questionable accounting and management practices among certain U.S. corporations generally hurt bonds that are more credit sensitive, such as corporate bonds.

As these factors have buffeted the financial markets, the short-term movements of stocks and bonds have been impossible to predict. Indeed, as many professionals can attest, the markets' directions become clearer only when viewed from a perspective measured in years rather than weeks or months. If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. For our part, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2002




DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Portfolio Manager

How did Dreyfus U.S. Treasury Intermediate Term Fund perform relative to its benchmark?

For the six-month period ended June 30, 2002, the fund achieved a total return of 4.05%. In addition, the fund produced approximate income dividends of $0.2731 per share.(1) In comparison, the fund' s benchmark, the Merrill Lynch Governments, U.S. Treasury, Intermediate-Term (1-10 Years) Index, achieved a total return of 3.23% over the same period.(2)

We attribute the fund's positive yet volatile performance during the reporting period to the uncertain and uneven pace of the economic recovery, which has pushed back investors' expectations of the timing of potential interest-rate hikes by the Federal Reserve Board (the "Fed"). The fund outperformed its benchmark mainly because of our successful security selection, including our positions in U.S. government agency securities.

What is the fund's investment approach?

As a U.S. Treasury securities fund, our goal is to provide shareholders with current income through an investment vehicle that is composed of U.S. Treasury bills, notes and other securities issued or guaranteed by the United States government and its agencies or instrumentalities. The fund may also invest in options and futures and enter into repurchase agreements with securities dealers that are backed by U.S. Treasuries.

Because U.S. Treasury bills and notes are backed by the full faith and credit of the U.S. government, they are generally considered among the highest quality investments available. By investing in these obligations, the fund seeks to maintain a high degree of credit safety. Of course, the market value of the fund' s securities and the value of fund shares are not insured or guaranteed by the U.S. government. The fund maintains a dollar-weighted average maturity between three and 10 years.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

During the reporting period, the fund was primarily influenced by uncertainty surrounding the strength and sustainability of the economic recovery. When the reporting period began, investors were engaged in a "flight to quality" caused by a persistently weak economy, a falling stock market and the lingering aftermath of the September 11 terrorist attacks. Also, the benchmark federal funds rate stood at its lowest level in 40 years. These factors had driven up the prices of intermediate-term U.S. Treasury bonds.

However, signs soon began to emerge that the economy had bottomed. By late January 2002, the Fed signaled that it was becoming more comfortable with economic conditions when it left interest rates unchanged. As positive economic data accumulated in February, many analysts expected that the Fed would soon move to a neutral stance.

This proved to be the case when the Fed indicated in March 2002 that the risks of recession and inflation were evenly balanced. In our view, this pronouncement signaled that the Fed's aggressive rate-cutting campaign was complete, and many investors began to anticipate higher short-term interest rates. Prices of intermediate-term U.S. Treasury securities generally fell during this time as the economy gained strength, and investors began to anticipate higher interest rates.

Later, however, the Fed suggested that rate hikes might not be in the offing. With layoffs continuing, the recovery's sustainability remained uncertain, and by the second quarter of 2002 it began to appear that the recovery was losing steam. Because slower growth tends to relieve inflationary pressures, U.S. Treasuries rallied again, making up most of the ground they had previously lost.

To mitigate the effects of a volatile market, we maintained the fund's weighted average maturity firmly within the neutral range for most of the reporting period. We attempted to add value by increasing the fund's exposure in U.S. government agency securities, which generally offered higher yields than their U.S. Treasury counterparts. This strategy proved successful when U.S. government agency securities rallied, and we later took profits and reduced the fund's agency holdings. Similarly, we increased the fund's position in Treasury Inflation Protection Securities (TIPS) early in the reporting period, and we later reduced that position after TIPS had rallied to price levels we considered fairly valued.

What is the fund's current strategy?

We expect the economic recovery to gain strength, but erratically. Corporate inventories have been drawn down to low levels, suggesting that manufacturing activity should pick up even if sales remain relatively flat. As a result, we expect the Fed's next move to be toward higher interest rates.

The question is: when will the Fed move? Recent comments from Fed officials suggest that they are waiting for firmer evidence of a strong recovery. And with the stock market under increasing pressure from accounting scandals and lackluster earnings reports, we do not believe that rate hikes are likely in the immediate future. Of course, we are prepared to change our strategies and the fund's composition as market conditions evolve.

July 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, INTERMEDIATE-TERM (1-10 YEARS) INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK FOR TREASURY SECURITIES WITH MATURITIES OF 1-10 YEARS; ISSUES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION.

                                                             The Fund

STATEMENT OF INVESTMENTS

June 30, 2002 (Unaudited)

                                                                                              Principal
BONDS AND NOTES--91.2%                                                                        Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES--12.5%

Federal Home Loan Banks,

   Bonds, Ser. 218, 4.5%, 7/7/2003                                                            3,500,000                3,578,466

Federal Home Loan Mortgage Corp.,

   Notes, 6.375%, 11/15/2003                                                                  5,250,000  (a)           5,528,045

Federal National Mortgage Association,

   Notes, 5%, 2/14/2003                                                                       3,500,000  (a)           3,563,928

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                          3,750,000  (b)           4,334,152

                                                                                                                      17,004,591

U.S. TREASURY BONDS--62.6%

   11.25%, 2/15/2015                                                                         55,000,000  (a,c)        85,464,500

U.S. TREASURY INFLATION PROTECTION SECURITIES--3.0%

Coupon Strips:

   0%, 10/15/2028                                                                               290,000  (b,d)           223,952

   0%, 4/15/2029                                                                                290,000  (b,d)           229,274

Principal Strips:

   0%, 5/15/2021                                                                              2,250,000                  733,253

   0%, 4/15/2029                                                                              5,850,000  (b)           2,843,345

                                                                                                                       4,029,824

U.S. TREASURY NOTES--13.1%

   4.625%, 5/15/2006                                                                          6,500,000  (a,c)         6,697,015

   7%, 7/15/2006                                                                             10,000,000  (a)          11,173,000

                                                                                                                      17,870,015

TOTAL BONDS AND NOTES

   (cost $122,905,423)                                                                                               124,368,930


                                                                                              Principal
SHORT-TERM INVESTMENTS--15.2%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS;

  1.58%, 7/18/2002

      (cost $20,758,569)                                                                     20,775,000               20,759,003
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $143,663,992)                                                             106.4%             145,127,933

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (6.4%)             (8,722,603)

NET ASSETS                                                                                        100.0%             136,405,330

(A)  PRINCIPLE  AMOUNT FOR ACCRUAL  PURPOSES IS  PERIODICALLY  ADJUSTED BASED ON
     CHANGES TO THE CONSUMER PRICE INDEX.

(B)  ALL OR A PORTION OF THESE  SECURITIES  ARE ON LOAN.  AT JUNE 30, 2002,  THE
     TOTAL MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $50,506,846 AND THE
     TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $52,395,265.

(C)  PARTIALLY  HELD BY A  BROKER  AS  COLLATERAL  FOR  OPEN  FINANCIAL  FUTURES
     POSITIONS.

(D)  NOTIONAL FACE AMOUNT SHOWN.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF FINANCIAL FUTURES

June 30, 2002 (Unaudited)

                                                                 Market Value                                          Unrealized
                                                                   Covered by                                       (Depreciation)
                                            Contracts            Contracts ($)                Expiration          at 6/30/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES SHORT

U.S. Treasury 10 Year Notes                       234              25,092,844             September 2002                  (39,500)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           143,663,992   145,127,933

Receivable for investment securities sold                            56,415,066

Collateral for securities loaned--Note 1(b)                          52,395,265

Interest receivable                                                   2,954,433

Receivable for shares of Beneficial Interest subscribed                  33,720

Prepaid expenses                                                         27,249

                                                                    256,953,666
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            73,939

Cash overdraft due to Custodian                                          16,206

Payable for investment securities purchased                          67,774,054

Liability for securities loaned--Note 1(b)                           52,395,265

Payable for shares of Beneficial Interest redeemed                      143,131

Payable for futures variation margin--Note 4                             96,709

Accrued expenses                                                         49,032

                                                                    120,548,336
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      136,405,330
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     157,035,454

Accumulated distributions in excess of investment income--net          (589,847)

Accumulated net realized gain (loss) on investments                 (21,464,718)

Accumulated net unrealized appreciation (depreciation)
  on investments [including ($39,500) net unrealized
  (depreciation) on financial futures]                                1,424,441
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      136,405,330
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 10,641,255

NET ASSET VALUE, offering and redemption price per share ($)              12.82

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      2,948,086

EXPENSES:

Management fee--Note 3(a)                                              411,103

Shareholder servicing costs--Note 3(b)                                 125,352

Professional fees                                                       23,988

Trustee's fees and expenses--Note 3(c)                                  17,282

Registration fees                                                       12,412

Custodian fees--Note 3(b)                                               10,176

Prospectus and shareholders' reports                                     8,126

Miscellaneous                                                               12

TOTAL EXPENSES                                                         608,451

Less--reduction in management fee due to
  undertaking--Note 3(a)                                               (59,565)

NET EXPENSES                                                           548,886

INVESTMENT INCOME--NET                                               2,399,200
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and options                  1,198,100

Net realized gain (loss) on financial futures                       (1,025,978)

NET REALIZED GAIN (LOSS)                                               172,122

Net unrealized appreciation (depreciation) on investments [including
  ($39,500) net unrealized (depreciation) on financial futures]      2,882,157

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               3,054,279

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 5,453,479

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2002            Year Ended
                                               (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,399,200            5,522,118

Net realized gain (loss) on investments           172,122            7,082,213

Net unrealized appreciation (depreciation)
   on investments                               2,882,157           (2,656,120)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    5,453,479            9,948,211
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (2,989,047)          (7,436,420)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  13,747,653           45,982,405

Dividends reinvested                            2,181,774            5,334,528

Cost of shares redeemed                       (23,120,877)         (45,199,078)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS       (7,191,450)           6,117,855

TOTAL INCREASE (DECREASE) IN NET ASSETS        (4,727,018)           8,629,646
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           141,132,348          132,502,702

END OF PERIOD                                 136,405,330          141,132,348
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,089,762            3,660,943

Shares issued for dividends reinvested            171,264              426,260

Shares redeemed                                (1,832,363)          (3,617,435)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (571,337)             469,768

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended
                                             June 30, 2002                              Year Ended December 31,
                                                            ------------------------------------------------------------------------
                                                (Unaudited)        2001(a)         2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.59        12.33           11.66         12.85          12.70         12.69

Investment Operations:

Investment income--net                                 .22(b)       .50(b)          .78           .75            .79           .91

Net realized and unrealized
   gain (loss) on investments                          .28          .45             .67         (1.19)           .15           .01

Total from Investment Operations                       .50          .95            1.45          (.44)           .94           .92

Distributions:

Dividends from
   investment income--net                             (.27)        (.69)           (.78)         (.75)          (.79)         (.91)

Net asset value, end of period                       12.82        12.59           12.33         11.66          12.85         12.70
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      4.05(c)      7.85           12.88         (3.48)          7.61          7.63
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .80(d)       .80             .80           .80            .80           .80

Ratio of net investment income
   to average net assets                              3.50(d)      4.06            6.58          6.16           6.19          7.30

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                             .09(d)       .04             .09           .15            .17           .17

Portfolio Turnover Rate                             640.13(c)    470.01          660.78        462.29         957.80        643.20
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     136,405      141,132         132,503       161,007        181,520       188,347

(A) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME.THE EFFECT OF THESE CHANGES FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.17, INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.17 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 5.44% TO 4.06%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus U.S. Treasury Intermediate Term Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills and financial futures) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction if the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost,

                                                                   The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and the asked prices.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions  are  recorded  on  the  identified  cost  basis.  Interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Such income earned is included in interest income. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.


(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $21,568,767 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $7,828,939 of the carryover expires in fiscal 2002, $2,997,451 expires in fiscal 2004, $1,424,799 expires in fiscal 2005, $7,926,711 expires in fiscal 2007 and $1,390,867 expires in fiscal 2008.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2001 was as follows: ordinary income $7,436,420. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from January 1, 2002 through June 30, 2002 to reduce the management fee paid by the fund, to the extent that, if

                                                                 The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of ..80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $59,565 during the period ended June 30, 2002.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2002, the fund was charged $76,477 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2002, the fund was charged $45,404 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2002, the fund was charged $10,176 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and options, during the period ended June 30, 2002, amounted to $428,183,937 and $440,824,635, respectively.

The fund may purchase and write (sell) call/put options in order to gain exposure to, or protect against, changes in the market.

As writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund

                                                                 The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 2002, are set forth in the Statement of Financial Futures.

At June 30, 2002, accumulated net unrealized appreciation on investments was $1,463,941, consisting of $1,513,171 gross unrealized appreciation and $49,230 gross unrealized depreciation.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

                  For More Information

                        Dreyfus U.S. Treasury Intermediate Term Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  072SA0602